0 0 ReZolve A Polymer Scaffold to Restore the Vessel Dr. Alexandre Abizaid Exhibit 99.2

2012 REVA Medical, Inc. 1 1
Disclosure Statement of Financial Interest
•
Consulting Fees
•
REVA Medical, Inc.
Within the past 12 months, I have had a financial interest/arrangement or affiliation with the organization(s) listed below.
Affiliation/Financial Relationship Company

2012 REVA Medical, Inc. 2 2
RESTORE Clinical Trial
ReZolve Sirolimus-Eluting Bioresorbable Coronary Scaffold
Initiated December 2011
• Up to 50 patients
– Sites in Brazil & Europe
• Primary Endpoint(s):
– Freedom from ischemic-driven target lesion
revascularization at 6 months
– Quantitative measurements at 12 months
(QCA/IVUS)

2012 REVA Medical, Inc. 3 3
RESTORE Clinical Trial – Device
ReZolve Sirolimus-Eluting Bioresorbable Coronary Scaffold
Drug-eluting
(Sirolimus)
Radiopaque
Strong and Resilient
Polymer
Unique Slide & Lock
Design
Tyrosine-derived polycarbonate material that is radiopaque

2012 REVA Medical, Inc. 4 4
ReZolve Device Specifications
•
3.0 mm x 18 mm
•
Treatment range: 2.9 mm to 3.4 mm
•
Post-dilation up to 3.7 mm
•
7 French today
(6 Fr. planned)
•
80 g Sirolimus
•
Fully radiopaque
•
Sheathed rapid exchange delivery system
(sheathless planned)
•
Balloon expandable
•
No special storage or handling

2012 REVA Medical, Inc. 5 5
ReZolve Proprietary Technology
•
‘Slide & Lock’ design
– Ratchet design
– Strong
– Minimal recoil
•
Tyrosine-derived polycarbonate
– Tunable
– Visible
– Biocompatible
– Drug compounded into tyrosine base
material
Our Ratchet
Concept
Metal
ReZolve

2012 REVA Medical, Inc. 6 6
RESTORE Clinical Trial
Investigators
• Germany
–
Prof. Dr. med. Björn Andrew Remppis,
Bad Bevensen
–
Prof. Dr. med. Johannes Brachmann, Coburg
–
Prof. Dr. med. Volker Schächinger, Fulda
–
PD Dr. med. Stephan Fichtlscherer, Frankfurt
–
Professor Dr. med. Axel Schmermund,
Frankfurt
–
Prof. Dr. med. Norbert Frey, Kiel
–
Prof. Dr. med. Nikos Werner, Bonn
• Brazil
–
Dr. Alexandre Abizaid, Sao Paulo
Principal Investigator
• Austria
–
Dr. med. Matthias Heigert , Salzburg
• Poland
–
Dariusz Dudek, MD PhD, Krakow

2012 REVA Medical, Inc. 7 7
RESTORE Clinical Trial
Inclusion/Exclusion Criteria
•
Primary Inclusion Criteria
– Clinical evidence of myocardial ischemia or positive function test
– Visually estimated stenosis >50% and <100%
– Reference vessel diameter 2.9 mm –
3.3 mm (confirmed by IVUS)
– Lesion length 12mm
•
Primary Exclusion Criteria
– Myocardial infarctions within 24 hours of the procedure
– Ejection fraction <25%
– Target vessel is totally occluded (TIMI 0 or 1)
– Significant stenosis (>50%) proximal or distal to target lesion
– Highly calcified lesion

2012 REVA Medical, Inc. 8 8
RESTORE Clinical Trial
Progress Update
•
16 patients enrolled as of May 14, 2012
•
Enrollment distribution
– 4 patients in Brazil
– 6 patients in Austria
– 6 patients in Germany
No reported MACE to date

2012 REVA Medical, Inc. 9 9 Clinical Case Examples

2012 REVA Medical, Inc. 10 10
CASE 01
First ReZolve
Implant – Baseline and Procedure Details
•
Baseline
– 56 year old caucasian female
– CV risk factors: Hypertension, prior MI, smoker
– LAD lesion >90% stenosis
– Estimated reference vessel size 3.1 mm
– Estimated lesion length 12 mm
•
Procedure
–
Intervention of LAD with ReZolve
on December 21, 2011
– Predilation with 30 mm x 12 mm non-compliant balloon
– 3.0 mm x 18 mm ReZolve scaffold implant, 12 atm
– Patient now past 4 month time point ; asymptomatic
Procedure performed by Dr. Alexandre Abizaid, Sao Paulo, Brazil

2012 REVA Medical, Inc. 11 11 Case 01 First ReZolve Implant – Pre-implant 90% Stenosis Procedure performed by Dr. Alexandre Abizaid, Sao Paulo, Brazil

2012 REVA Medical, Inc. 12 12 Case 01 First ReZolve Implant – Final ReZolve Implant Result Post ReZolve Implant

2012 REVA Medical, Inc. 13 13 Case 01 First ReZolve Implant – Final ReZolve Implant Result

2012 REVA Medical, Inc. 14 14 Case 01 First ReZolve Implant – IVUS Imaging

2012 REVA Medical, Inc. 15 15 Case 01 First ReZolve Implant – OCT Imaging Backbone Sliding Slot Rail – “U”

2012 REVA Medical, Inc. 16 16
CASE 02
Baseline and Procedure Details
•
Baseline
– 74 year old male
– CV risk factors: Hypertension, Hypercholesterolemia
– LAD lesion >95% Stenosis
– Estimated reference vessel size 3.0 mm
– Estimated lesion length 9 mm
•
Procedure
–
Intervention of LAD with ReZolve
on March 21, 2012
–
Predilation with 3.0 mm x 12 mm non-compliant balloon (13atm ,30 sec)
– 3.0 mm x 18 mm ReZolve scaffold implanted
(12 atm, 20 sec)
–
Post-dilation with 3.25 mm x 20 mm non-compliant balloon (12 atm, 32 sec)
– Patient now past 1 month time point in FU-visit; asymptomatic
Procedure performed by Dr. med Matthias Heigert, II.Medizin,
University Clinic, Salzburg, Austria

2012 REVA Medical, Inc. 17 17 Case 02 Pre-implant 95+% Stenosis

2012 REVA Medical, Inc. 18 18 Case 02 Delivery to Lesion Site

2012 REVA Medical, Inc. 19 19 Case 02 Final ReZolve Implant Result Post-Implant Pre-Implant ReZolve Implant

2012 REVA Medical, Inc. 20 20 Case 02 OCT Imaging Distal Scaffold Mid Scaffold Proximal Scaffold

2012 REVA Medical, Inc. 21 21
RESTORE Clinical Trial
Observations
•
Acute Result: All patients have patent arteries
•
Scaffold is fully visible during procedure
•
ReZolve deployed with continuous inflation pressure
•
All enrolled patients remain asymptomatic (1-5 months post-implant)
Two stents could not reach lesion site due  to current
pilot device profile and vessel tortuosity
Sheathed system limits deliverability to small and tortuous arteries
Therefore…

2012 REVA Medical, Inc. 22 22
ReZolve2
Addresses Deliverability Needs
•
Lower Profile (6 Fr.)
•
No sheath
– Improved retention
•
Increased radial strength
Will be used in upcoming CE Trial
ReZolve (1.83 mm profile)
ReZolve2 (1.47 mm profile)

2012 REVA Medical, Inc. 23 23
Pivotal CE Trial
•
Multi-Center Global Trial
– Up to 30 sites in Brazil, Europe, Australia and New Zealand
•
First enrollment planned for Q4 2012
•
ReZolve2 system is 6 Fr. and sheathless

2012 REVA Medical, Inc. 24 24 Thank you